UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2008

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 13, 2008, Altria Group, Inc. (“Altria”) issued a press release attached as Exhibit 99.1 hereto, which is incorporated herein by reference, reporting the results achieved to date for the previously announced cash tender offers and consent solicitations by Altria and its subsidiary, Altria Finance (Cayman Islands) Ltd. (“Altria Finance”), for (i) any and all of Altria’s outstanding notes and debentures denominated in USD (the “USD Notes”) and (ii) Altria Finance’s bearer bonds denominated in EUR (the “EUR Bonds” and, together with the USD Notes, the “Notes”), and announcing that Altria has received the requisite consents to enter into supplemental indentures with respect to the USD Notes.

As a result of obtaining the required consents for the USD Notes, Altria has executed and delivered a First Supplemental Indenture and a Third Supplemental Indenture (collectively, the “Supplemental Indentures”) setting forth amendments to the applicable indentures governing the USD Notes. The Supplemental Indentures provide that the amendments will become operative only when Altria accepts for payment validly tendered USD Notes and validly delivered consents with respect to the USD Notes. Copies of the First and Third Supplemental Indentures are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Altria also announced that it and Altria Finance are amending the terms of their respective tender offers and consent solicitations to make the applicable consent payment available to all holders who (i) validly tender their Notes pursuant to the tender offers, and thereby deliver related consents pursuant to the consent solicitations, or (ii) validly deliver consents without tendering the Notes prior to the expiration of the tender offers and consent solicitations, full details of which are set forth in the press release.

This Current Report on Form 8-K shall not constitute an offer to purchase nor a solicitation of acceptance of the offer to purchase the Notes, which are being made only pursuant to the applicable Offer to Purchase and Consent Solicitation Statement, as amended, of Altria and Altria Finance, as applicable.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

4.1	First Supplemental Indenture, dated February 13, 2008, between Altria and The Bank of New York, as Trustee.

4.2	Third Supplemental Indenture, dated February 13, 2008, between Altria and The Bank of New York, as Trustee.

99.1	Press release issued by Altria on February 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ G. Penn Holsenbeck
Name:	G. Penn Holsenbeck
Title:	Vice President, Associate General Counsel and Corporate Secretary

DATE: February 15, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	First Supplemental Indenture, dated February 13, 2008, between Altria and The Bank of New York, as Trustee.

4.2	Third Supplemental Indenture, dated February 13, 2008, between Altria and The Bank of New York, as Trustee.

99.1	Press release issued by Altria on February 13, 2008.